UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2014 (April 7, 2014)

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Revolving Credit Agreement Amendment

On March 25, 2014, WMG Acquisition Corp. (“Warner Music Group” or the “Issuer”), an indirect, wholly-owned subsidiary of Warner Music Group Corp., received lender consent to an amendment (the “Revolving Credit Agreement Amendment”) to the credit agreement dated November 1, 2012 (as amended by the amendment dated as of April 23, 2013, the “Revolving Credit Agreement”) governing Warner Music Group’s senior secured revolving credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Revolving Credit Facility”). The Revolving Credit Agreement Amendment became effective on April 9, 2014. The Revolving Credit Agreement Amendment extends the maturity date of the Revolving Credit Facility to April 1, 2019 and modifies the maximum leverage ratio in certain periods.

A copy of the Revolving Credit Agreement Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Revolving Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement Amendment.

New Senior Secured Notes Indenture

On April 9, 2014 (the “Closing Date”), the Issuer issued $275 million in aggregate principal amount of its 5.625% Senior Secured Notes due 2022 (the “New Secured Notes”) under the Indenture, dated as of November 1, 2012 (the “Secured Notes Base Indenture”), among the Issuer, the guarantors party thereto, Credit Suisse AG, as Notes Authorized Agent and Collateral Agent, and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of April 9, 2014 (the “New Secured Notes Supplemental Indenture” and, together with the Secured Notes Base Indenture, the “New Secured Notes Indenture”), among the Issuer, the guarantors party thereto and the Trustee.

Interest on the New Secured Notes will accrue at the rate of 5.625% per annum and will be payable semi-annually in arrears on April 15 and October 15, commencing on October 15, 2014.

Ranking

The New Secured Notes are the Issuer’s senior secured obligations and are secured on an equal and ratable basis with all existing and future indebtedness secured with the same security arrangements as the New Secured Notes. The New Secured Notes rank senior in right of payment to the Issuer’s subordinated indebtedness; rank equally in right of payment with all of the Issuer’s existing and future senior indebtedness, including the New Unsecured Notes (as defined below), the Issuer’s 6.000% Senior Secured Notes due 2021 (the “6.000% Existing Secured Notes”), the Issuer’s 6.250% Senior Secured Notes due 2021 (the “6.250% Existing Secured Notes” and, together with the 6.000% Existing Secured Notes, the “Existing Secured Notes”) and indebtedness under the Issuer’s Revolving Credit Facility and the Issuer’s senior secured term loan credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Term Credit Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”) and any future senior secured credit facility; are effectively senior to the Issuer’s unsecured senior indebtedness, including the New Unsecured Notes, to the extent of the value of the collateral securing the New Secured Notes; and are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any of the Issuer’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors (as such term is defined below)).

Guarantees

The New Secured Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Issuer’s existing direct or indirect wholly-owned domestic restricted subsidiaries and by any such subsidiaries that guarantee obligations of the Issuer under the Credit Facilities, subject to customary exceptions. Such subsidiary guarantors are collectively referred to herein as the “subsidiary guarantors,” and such subsidiary guarantees are collectively referred to herein as the “subsidiary guarantees.” Each subsidiary guarantee is a senior secured obligation of such subsidiary guarantor and is secured on an equal and ratable basis with all existing and future obligations of such subsidiary guarantor that are secured with the same security arrangements as the guarantee of the New Secured Notes (including the subsidiary guarantor’s guarantee of obligations under the Existing Secured Notes and the Credit Facilities). Each subsidiary guarantee ranks senior in right of payment to all subordinated obligations of the subsidiary guarantor; is effectively senior to the subsidiary guarantor’s existing unsecured obligations, including the subsidiary guarantor’s guarantee of the New Unsecured Notes, to the extent of the collateral securing such guarantee; ranks equally in right of payment with all of the subsidiary guarantor’s existing and future senior obligations, including the subsidiary guarantor’s guarantee of the Credit Facilities and any future senior secured credit facility, the Existing Secured Notes and the New Unsecured Notes; and is structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary of the subsidiary guarantor (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors). Any subsidiary guarantee of the New Secured Notes may be released in certain circumstances.

Optional Redemption

At any time prior to April 15, 2017, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of New Secured Notes (including the aggregate principal amount of any additional securities constituting New Secured Notes) issued under the New Secured Notes Indenture, at its option, at a redemption price equal to 105.625% of the principal amount of the New Secured Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of New Secured Notes on the relevant record date to receive interest on the relevant interest payment date), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1) at least 50% of the aggregate principal amount of New Secured Notes originally issued under the New Secured Notes Indenture (including the aggregate principal amount of any additional securities constituting New Secured Notes issued under the New Secured Notes Indenture) remains outstanding immediately after the occurrence of such redemption; and

(2) the redemption occurs within 90 days of the date of, and may be conditioned upon, the closing of such equity offering.

The New Secured Notes may be redeemed, in whole or in part, at any time prior to April 15, 2017, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the New Secured Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after April 15, 2017, the Issuer may redeem all or a part of the New Secured Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the New Secured Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Year	Percentage
2017	104.219%
2018	102.813%
2019	101.406%
2020 and thereafter	100.000%

In addition, during any 12-month period prior to April 15, 2017, the Issuer will be entitled to redeem up to 10% of the original aggregate principal amount of the New Secured Notes (including the principal amount of any additional securities of the same series) at a redemption price equal to 103.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Change of Control

Upon the occurrence of a change of control, which is defined in the Secured Notes Base Indenture, each holder of the New Secured Notes has the right to require the Issuer to repurchase some or all of such holder’s New Secured Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Covenants

The New Secured Notes Indenture contains covenants limiting, among other things, the Issuer’s ability and the ability of most of its subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on or make distributions in respect of its capital stock or make investments or other restricted payments; create restrictions on the ability of its restricted subsidiaries to pay dividends to it or make certain other intercompany transfers; sell certain assets; create liens; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and enter into certain transactions with its affiliates.

Events of Default

The New Secured Notes Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on New Secured Notes to become or to be declared due and payable.

The New Secured Notes were issued under the Secured Notes Base Indenture, a copy of which is attached as Exhibit 4.1 to Warner Music Group Corp.’s Current Report on Form 8-K filed on November 7, 2012, and the New Secured Notes Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The foregoing description of the New Secured Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the New Secured Notes Supplemental Indenture.

New Senior Notes Indenture

On the Closing Date, the Issuer issued $660 million in aggregate principal amount of its 6.750% Senior Notes due 2022 (the “New Unsecured Notes”) under the Indenture, dated as of April 9, 2014 (the “New Unsecured Notes Base Indenture”), among the Issuer, the guarantors party thereto and the Trustee, as supplemented by the First Supplemental Indenture, dated as of April 9, 2014 (the “New Unsecured Notes Supplemental Indenture” and, together with the New Unsecured Notes Base Indenture, the “New Unsecured Notes Indenture”), among the Issuer, the guarantors party thereto and the Trustee.

Interest on the New Unsecured Notes will accrue at the rate of 6.750% per annum and will be payable semi-annually in arrears on April 15 and October 15, commencing on October 15, 2014.

Ranking

The New Unsecured Notes are the Issuer’s senior unsecured obligations. The New Unsecured Notes rank senior in right of payment to the Issuer’s subordinated indebtedness; rank equally in right of payment with all of the Issuer’s existing and future senior indebtedness, including the Existing Secured Notes, the New Secured Notes and indebtedness outstanding under the Credit Facilities and any future senior secured credit facility; are effectively junior to the Issuer’s secured senior indebtedness, including the Existing Secured Notes, the New Secured Notes and indebtedness under the Credit Facilities and any future senior secured credit facility, to the extent of the value of the collateral securing such indebtedness; and are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any of the Issuer’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors).

Guarantees

The New Unsecured Notes are fully and unconditionally guaranteed on a senior unsecured basis by the subsidiary guarantors. Each subsidiary guarantee is a senior unsecured obligation of such subsidiary guarantor. Each subsidiary guarantee ranks senior in right of payment to all subordinated obligations of the subsidiary guarantor; is effectively junior to the subsidiary guarantor’s existing secured obligations, including the subsidiary guarantor’s guarantee of the Existing Secured Notes, the New Secured Notes and obligations under the Credit Facilities and any future senior secured credit facility, to the extent of the collateral securing such guarantee; ranks equally in right of payment with all of the subsidiary guarantor’s existing and future senior obligations, including the subsidiary guarantor’s guarantee of the Existing Secured Notes, the New Secured Notes and obligations under the Credit Facilities and any future senior secured credit facility; and is structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary of the subsidiary guarantor (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors). Any subsidiary guarantee of the New Unsecured Notes may be released in certain circumstances.

Optional Redemption

At any time prior to April 15, 2017, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of New Unsecured Notes (including the aggregate principal amount of any additional securities constituting New Unsecured Notes) issued under the New Unsecured Notes Indenture, at its option, at a redemption price equal to 106.750% of the principal amount of the New Unsecured Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of New Unsecured Notes on the relevant record date to receive interest on the relevant interest payment date), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1) at least 50% of the aggregate principal amount of New Unsecured Notes originally issued under the New Unsecured Notes Indenture (including the aggregate principal amount of any additional securities constituting New Unsecured Notes issued under the New Unsecured Notes Indenture) remains outstanding immediately after the occurrence of such redemption; and

(2) the redemption occurs within 90 days of the date of, and may be conditioned upon, the closing of such equity offering.

The New Unsecured Notes may be redeemed, in whole or in part, at any time prior to April 15, 2017, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the New Unsecured Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after April 15, 2017, the Issuer may redeem all or a part of the New Unsecured Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the New Unsecured Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on April 15 of the years indicated below:

Year	Percentage
2017	105.063%
2018	103.375%
2019	101.688%
2020 and thereafter	100.000%

Change of Control

Upon the occurrence of a change of control, which is defined in the New Unsecured Notes Base Indenture, each holder of the New Unsecured Notes has the right to require the Issuer to repurchase some or all of such holder’s New Unsecured Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Covenants

The New Unsecured Notes Indenture contains covenants limiting, among other things, the Issuer’s ability and the ability of most of its subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on or make distributions in respect of its capital stock or make investments or other restricted payments; create restrictions on the ability of its restricted subsidiaries to pay dividends to it or make certain other intercompany transfers; sell certain assets; create liens; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and enter into certain transactions with its affiliates.

Events of Default

The New Unsecured Notes Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on New Unsecured Notes to become or to be declared due and payable.

Copies of the New Unsecured Notes Base Indenture and the New Unsecured Notes Supplemental Indenture are attached as Exhibits 4.3 and 4.4 hereto and are incorporated herein by reference. The foregoing descriptions of the New Unsecured Notes Base Indenture and the New Unsecured Notes Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Tender Offer and Consent Solicitation Supplemental Indenture

On April 7, 2014, in connection with the Issuer’s previously announced tender offer and consent solicitation relating to the Issuer’s $765,000,000 outstanding principal amount of 11.50% Senior Notes due 2018 (the “Existing Unsecured Notes”), the Issuer entered into a supplemental indenture with the Trustee to the indenture pursuant to which the Existing Unsecured Notes were issued to eliminate certain restrictive covenants contained in such indenture. To effect the amendments, the Issuer and the subsidiaries of the Issuer that are guarantors of the Existing Unsecured Notes entered into the Fifth Supplemental Indenture (the “Existing Unsecured Notes Supplemental Indenture”), dated as of April 7, 2014, with the Trustee, which supplements and amends the Indenture (the “Existing Unsecured Notes Indenture”), dated as of July 20, 2011, as amended, among the Issuer, the guarantors from time to time party thereto and the Trustee. The Existing Unsecured Notes Supplemental Indenture became operative on the Closing Date.

This description of the Existing Unsecured Notes Supplemental Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Existing Unsecured Notes Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.5.

Item 1.02 Termination of a Material Definitive Agreement.

Satisfaction and Discharge of Existing Unsecured Notes

On the Closing Date, the Issuer accepted for purchase in connection with its previously announced tender offer and related consent solicitation in respect of the Issuer’s $765,000,000 outstanding principal amount of Existing Unsecured Notes, such Existing Unsecured Notes as had been validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on April 8, 2014 (the “Consent Time”). The conditional notice of redemption that had previously been issued by the Issuer on March 26, 2014 with respect to the Existing Unsecured Notes became irrevocable on consummation of the offering of the New Secured Notes and the New Unsecured Notes on April 9, 2014. Following payment for the Existing Unsecured Notes tendered at or prior to the Consent Time, the Issuer deposited with the Trustee for the Existing Unsecured Notes funds sufficient to satisfy all obligations remaining under the Existing Unsecured Notes Indenture with respect to the Existing Unsecured Notes not accepted for payment on the Closing Date. The Trustee then entered into a Satisfaction and Discharge of Indenture, dated as of April 9, 2014, with respect to the Existing Unsecured Notes Indenture.

This description of the Satisfaction and Discharge of Indenture with respect to the Existing Unsecured Notes Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Satisfaction and Discharge of Indenture with respect to the Existing Unsecured Notes Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.6.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the New Secured Notes and the New Unsecured Notes are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto, Credit Suisse AG, as Notes Authorized Agent and as Collateral Agent, and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of secured notes in series.(1)

4.2	Fourth Supplemental Indenture, dated as of April 9, 2014, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 5.625% Senior Secured Notes due 2022.

4.3	Indenture, dated as of April 9, 2014, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of unsecured senior notes in series.

4.4	First Supplemental Indenture, dated as of April 9, 2014, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.750% Senior Notes due 2022.

4.5	Fifth Supplemental Indenture, dated as of April 7, 2014, among WMG Acquisition Corp. the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

4.6	Satisfaction and Discharge of Indenture, dated as of April 9, 2014, relating to the Indenture, dated as of July 20, 2011, as amended, among WMG Acquisition Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

10.1	Second Amendment to Credit Agreement, dated as of March 25, 2014, among WMG Acquisition Corp., the guarantors party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent, issuing bank and lender, relating to a revolving credit facility.

(1)	Incorporated by reference to Warner Music Group Corp.’s Current Report on Form 8-K filed on November 7, 2012 (File No. 001-32502).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

By:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Secretary

Date: April 10, 2014

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto, Credit Suisse AG, as Notes Authorized Agent and as Collateral Agent, and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of secured notes in series.(1)

4.2	Fourth Supplemental Indenture, dated as of April 9, 2014, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 5.625% Senior Secured Notes due 2022.

4.3	Indenture, dated as of April 9, 2014, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of unsecured senior notes in series.

4.4	First Supplemental Indenture, dated as of April 9, 2014, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.750% Senior Notes due 2022.

4.5	Fifth Supplemental Indenture, dated as of April 7, 2014, among WMG Acquisition Corp. the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

4.6	Satisfaction and Discharge of Indenture, dated as of April 9, 2014, relating to the Indenture, dated as of July 20, 2011, as amended, among WMG Acquisition Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 11.50% Senior Notes due 2018.

10.1	Second Amendment to Credit Agreement, dated as of March 25, 2014, among WMG Acquisition Corp., the guarantors party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent, issuing bank and lender, relating to a revolving credit facility.

(1)	Incorporated by reference to Warner Music Group Corp.’s Current Report on Form 8-K filed on November 7, 2012 (File No. 001-32502).